                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2001
                                                  -------------

                       CHASE MORTGAGE FINANCE CORPORATION
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                 (Exact name of registrant specified in Charter)

   Delaware                        333-76801                    52-1495132
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(State or other                   (Commission                 (IRS Employer
jurisdiction of                   File Number)              Identification No.)
 incorporation)

      343 Thornall Street,
          Edison, NJ                                        08837
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(Address of principal executive offices)                  Zip Code





          Registrant's telephone, including area code: (732) 205-0600

                                 Not Applicable
         (Former name and former address, if changed since last report)

ITEM 2. Acquisition or Disposition of Assets: General.

         On June 27, 2001, Chase Mortgage Finance Corporation issued its Multi-Class Mortgage Pass-Through Certificates, Series 2001-S2, such series representing interests in a pool of fixed rate conventional one- to four-family mortgage loans. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the prospectus dated June 21, 2001, as supplemented by the prospectus supplement dated June 22, 2001 (together, the "Prospectus").

         The Class A Certificates consist of the Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates, the Class A-4 Certificates, the Class A-5 Certificates, the Class A-X Certificates, the Class A-P Certificates and the Class A-R Certificate. The Class M Certificates consist of the Class M Certificates. The Class B Certificates consist of the Class B-1 Certificates, the Class B-2 Certificates, the Class B-3 Certificates, the Class B-4 Certificates and the Class B-5 Certificates.

         The Class A Certificates evidence in the aggregate the Class A Percentage ownership interest in the Trust Fund. The Class M Certificates evidence in the aggregate the Class M Percentage ownership interest in the Trust Fund. The Class B Certificates evidence the remaining ownership interest in the Trust Fund and are subordinated to the rights of the Class A Certificates and the Class M Certificates to the extent described in the Prospectus. The Trust Fund consists of the Mortgage Pool and certain other property described in the Prospectus.

ITEM 7. Financial Statements and Exhibits

        (c) Exhibits

Item 601 (a)
of Regulation S-K

Exhibit No.      Description
-----------      -----------
   4             Pooling and Servicing Agreement among Chase Mortgage Finance
                 Corporation, Chase Manhattan Mortgage Corporation and Citibank,
                 N.A., as trustee, dated as of June 1, 2001, for Multi-Class
                 Mortgage Pass-Through Certificates, Series 2001-S2

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CHASE MORTGAGE FINANCE CORPORATION

Date: July 11, 2001

                                   By: /s/ Bruce J. Friedman
                                       ------------------------------
                                   Name: Bruce J. Friedman
                                   Title: Vice President

                               INDEX TO EXHIBITS



Exhibit No.      Description

    4 Pooling and Servicing Agreement among Chase Mortgage Finance Corporation, Chase Manhattan Mortgage Corporation and Citibank, N.A., as trustee, dated as of June 1, 2001, for Multi-Class Mortgage Pass-Through Certificates, Series 2001-S2